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            MASTER RECEIVABLES PURCHASE AGREEMENT


                           between


          HOUSEHOLD AUTOMOTIVE FINANCE CORPORATION
                           Seller

                             and


           HOUSEHOLD AUTO RECEIVABLES CORPORATION
                          Purchaser





                         dated as of

                       August 28, 2000

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                      TABLE OF CONTENTS

                                                        Page

ARTICLE I DEFINITIONS                                     1
 SECTION 1.1General                                     1
 SECTION 1.2Specific Terms                              1
 SECTION 1.3Other Definitional Provisions.              2
 SECTION 1.4Certain References                          2
 SECTION 1.5No Recourse                                 2

ARTICLE II CONVEYANCE OF THE RECEIVABLES AND THE OTHER
               CONVEYED PROPERTY                         3
 SECTION 2.1Purchase.                                   3

ARTICLE III REPRESENTATIONS AND WARRANTIES                5
 SECTION 3.1Representations and Warranties of Seller    5
 SECTION 3.2Representations and Warranties of HARC      6

ARTICLE IV COVENANTS OF SELLER                            8
 SECTION 4.1Seller's Covenants                          8

ARTICLE V REPURCHASES                                     9
 SECTION 5.1Repurchase of Receivables Upon Breach of
             Warranty                                    9
 SECTION 5.2Reassignment of Repurchased Receivables     9
 SECTION 5.3Waivers                                    10

ARTICLE VI MISCELLANEOUS                                 10
 SECTION 6.1Liability of Seller                        10
 SECTION 6.2Amendment                                  10
 SECTION 6.3GOVERNING LAW                              10
 SECTION 6.4Notices                                    10
 SECTION 6.5Severability of Provisions                 10
 SECTION 6.6Assignment                                 11
 SECTION 6.7Acknowledgment and Agreement of each Seller11
 SECTION 6.8Further Assurances                         11
 SECTION 6.9No Waiver; Cumulative Remedies             11
 SECTION 6.10 Counterparts                              12
 SECTION 6.11 Binding Effect; Third-Party Beneficiaries 12
 SECTION 6.12 Merger and Integration                    12
 SECTION 6.13 Heading                                   12
 SECTION 6.14 Schedules and Exhibits                    12
 SECTION 6.15 Survival of Representations and Warranties12
 SECTION 6.16 Nonpetition Covenant                      12
 EXHIBITS

EXHIBIT A    Form of Receivables Purchase Agreement
Supplement
SCHEDULE A   Schedule of Receivables


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            MASTER RECEIVABLES PURCHASE AGREEMENT


          THIS MASTER RECEIVABLES PURCHASE AGREEMENT, dated as of August 28, 2000, executed between Household Auto Receivables Corporation, a Nevada corporation, as purchaser ("HARC") and Household Automotive Finance Corporation, a Delaware corporation, as seller ("Seller").

                    W I T N E S S E T H :

          WHEREAS, HARC has agreed to purchase from time to time from Seller, and Seller, pursuant to this Agreement, has agreed to transfer from time to time to HARC the Receivables and the Other Conveyed Property.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter contained, and for other good and valuable consideration, the receipt of which is acknowledged, HARC and Seller, intending to be legally bound, hereby agree as follows:

                          ARTICLE I

                         DEFINITIONS

          SECTION 1.1    General

 .   Capitalized  terms used herein without definition  shall
have the respective meanings assigned to such terms in the Master Sale and Servicing Agreement dated as of August 28, 2000, by and among Household Automotive Trust VI, as Issuer, HARC, as Seller, Household Finance Corporation, as Master
Servicer,   and  The  Chase  Manhattan  Bank,  as  Indenture
Trustee.

          SECTION 1.2    Specific Terms

 .   Whenever used in this Agreement, the following words and
phrases, unless the context otherwise requires, shall have the following meanings:

          "Agreement" means this Master Receivables Purchase
Agreement and all amendments hereof and supplements hereto.

          "Closing Date" means September 7, 2000.

          "Conveyance"  shall have the meaning specified  in
Section 2.1.

          "Conveyance   Papers"  shall  have   the   meaning
specified in Section 3.1.

          "Cutoff Date" shall have the meaning assigned to such term in the applicable Series Supplement or Receivables
Purchase Agreement Supplement.

          "Other Conveyed Property" means all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of the Indenture (including all property and interests granted to the Indenture Trustee), including all proceeds thereof, other than the Receivables.

          "Purchase Date" means, with respect to Receivables, any date, on which Receivables are to be purchased by HARC pursuant to this Agreement and a Purchase Agreement Supplement is executed and delivered by the Seller and HARC.

          "Receivables" means the Receivables listed on the Schedules of Receivables attached to this Agreement or to each Receivables Purchase Agreement Supplement as Schedule
A.

          "Receivables Purchase Agreement Supplement" means the agreement between HARC and the Seller, substantially in the form of Exhibit A hereto.

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          "Repurchase Event" means a determination  pursuant
to  Section  2.1  and  Section 3.2 of the  Master  Sale  and
Servicing Agreement that HARC is required to repurchase a Receivable.

          "Schedule of Receivables" means the schedule of Receivables sold and transferred pursuant to this Agreement and the related Receivables Purchase Agreement Supplement which is attached as Schedule A to this Agreement or to the related Receivables Purchase Agreement Supplement.

          SECTION 1.3    Other Definitional Provisions.

          (a)  All terms defined in this Agreement shall have the
defined  meanings  when  used  in  any  certificate,   other
documents, or Conveyance Paper made or delivered pursuant hereto unless otherwise defined herein.

(b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement or any Conveyance Paper shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, Subsection, Schedule and Exhibit references contained in this Agreement are references to Sections, Subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified.
(c) All determinations of the principal or finance charge balance of Receivables, and of any collections thereof, shall be made in accordance with the Master Sale and Servicing Agreement and all applicable Series Supplements.
          SECTION 1.4    Certain References

 .   All  references to the Principal Balance of a Receivable
as of any date of determination shall refer to the close of business on such day, or as of the first day of a Collection Period shall refer to the opening of business on such day. All references to the last day of a Collection Period shall refer to the close of business on such day.

          SECTION 1.5    No Recourse

 .   Without limiting the obligations of Seller hereunder, no
recourse may be taken, directly or indirectly, under this Agreement or any certificate or other writing delivered in connection herewith or therewith, against any stockholder,
officer  or  director,  as  such,  of  Seller,  or  of   any
predecessor or successor of Seller.

                         ARTICLE II

                CONVEYANCE OF THE RECEIVABLES
               AND THE OTHER CONVEYED PROPERTY

          SECTION 2.1    Purchase.

          (a) By execution of this Agreement and subject to the terms and conditions of this Agreement, the Seller shall sell,
transfer,   assign,   and   otherwise   convey    to    HARC
(collectively,  the  "Conveyance")  without  recourse   (but
without limitation of its obligations in this Agreement), and HARC shall purchase, all right, title and interest of Seller in and to:

          (i) each and every Receivable listed on Schedule A hereto or to the related Receivables Purchase Agreement Supplement and all monies paid or payable thereon or in respect thereof on or after the related Cutoff Date (including amounts due on or before the related Cutoff Date but received by the Seller on or after such date);

(ii) the security interests in the related Financed Vehicles granted by Obligors pursuant to such Receivables and any other interest of the Seller in such Financed Vehicles;
(iii) all rights of the Seller against Dealers pursuant to Dealer Agreements or Dealer Assignments related to such Receivables;

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(iv) any proceeds and the right to receive proceeds with
respect to such Receivables repurchased by a Dealer,
pursuant to a Dealer Agreement, as a result of a breach of
representation or warranty in the related Dealer Agreement;
(v)  all rights of Seller under any Service Contracts on the related Financed Vehicles;
(vi) any proceeds and the right to receive proceeds with
respect to the related Receivables from claims on any
physical damage, loss, credit life or disability insurance
policies, if any, covering Financed Vehicles or Obligors,
including rebates of insurance premiums relating to the
Receivables and any proceeds from the liquidation of such
Receivables;
(vii)     all items contained in the Receivables Files with
respect to such Receivables and any and all other documents
that Seller or Master Servicer keeps on file in accordance
with its customary procedures relating to the related
Receivables, or the related Financed Vehicles or Obligor;
(viii)    property (including the right to receive future
Net Liquidation Proceeds) that secures each related
Receivable and that has been acquired by or on behalf of
HARC pursuant to liquidation of such Receivable;
(ix) all present and future claims, demands, causes and
choses in action in respect of any or all of the foregoing
and all payments on or under and all proceeds of every kind
and nature whatsoever in respect of any or all of the
foregoing, including all proceeds of the conversion,
voluntary or involuntary, into cash or other liquid
property, all cash proceeds, accounts, accounts receivable,
notes, drafts, acceptances, chattel paper, checks, deposit
accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the
proceeds of any of the foregoing.
          (b) Simultaneously with the conveyance of the Receivables and the Other Conveyed Property to HARC by Seller, HARC has
paid or caused to be paid to or upon the order of Seller  an amount  equal  to  100%  of  the Principal  Balance  of  the
Receivables  on  the books and records of Seller,  plus  the
present   value  of  anticipated  excess  spread   on   such
Receivables, discounted to take into account any uncertainty as to future performance matching historical performance, servicing fees, delinquencies, pay down rates, yield and such other factors as may be mutually agreed upon between Seller and HARC, by wire transfer of immediately available funds.

(c) In connection with such Conveyance, Seller further agrees that it will, at its own expense, on or prior to the Purchase Date (i) indicate in its computer files or microfiche lists that the Receivables have been conveyed to HARC in accordance with this Agreement and have been conveyed by HARC to the Indenture Trustee pursuant to the Master Sale and Servicing Agreement for the benefit of the Noteholders by including in such computer files and microfiche lists the code identifying each such Receivable and (ii) deliver to HARC (or to the Indenture Trustee if HARC so directs) a computer file or microfiche list containing a true and complete list of all such Receivables specifying for each such Receivable, as of the Cutoff Date
(A) its account number and (B) the outstanding balance of such Receivable. Such computer files or microfiche lists shall be delivered to HARC (or to the Indenture Trustee if so directed by HARC) and marked as proprietary and confidential. Seller further agrees not to alter the code referenced in clause (i) of this paragraph with respect to any Receivable during the term of this Agreement.
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(d)  The parties hereto intend that the conveyance of the
Seller's right, title and interest in and to the Receivables and Other Conveyed Property shall constitute a sale, conveying good title free and clear of any liens, claims, encumbrances or rights of others from Seller to HARC and that the Receivables and Other Conveyed Property shall not be part of Seller's estate in the event of the insolvency of Seller or a conservatorship, receivership or similar event with respect to Seller. It is the intention of the parties hereto that the arrangements with respect to the Receivables and Other Conveyed Property shall constitute a purchase and sale of such Receivables and not a loan. In the event, however, that a court of competent jurisdiction were to hold that the transactions evidenced hereby constitute a loan and not a purchase and sale, it is the intention of the parties hereto that this Agreement shall constitute a security agreement under applicable law, and that Seller shall be deemed to have granted to HARC a first priority perfected security interest in all of such Seller's right, title and interest in and to the Receivables and Other Conveyed Property.
                         ARTICLE III

               REPRESENTATIONS AND WARRANTIES

          SECTION 3.1    Representations and Warranties of Seller

 . Seller makes the following representations and warranties as of the date hereof on which HARC relies in purchasing the
Receivables   and  the  Other  Conveyed  Property   and   in
transferring the Receivables and the Other Conveyed Property to the Issuer under the Master Sale and Servicing Agreement. Such representations are made as of the execution and delivery of this Agreement and as to Receivables and Other Conveyed Property conveyed thereunder, as of the execution
and   delivery   of  each  Receivables  Purchase   Agreement
Supplement,  but  shall  survive  the  sale,  transfer   and
assignment  of  the  Receivables  and  the  Other   Conveyed
Property hereunder, and the sale, transfer and assignment thereof by HARC to the Issuer under the Master Sale and Servicing Agreement. Seller and HARC agree that HARC will assign to Issuer all HARC's rights under this Agreement and each Receivables Purchase Agreement Supplement and that the Indenture Trustee will thereafter be entitled to enforce this Agreement and each Receivables Purchase Agreement Supplement against Seller in the Indenture Trustee's own name on behalf of the Securityholders.

          (a) Eligibility Criteria. Each of the Receivables which is to be pledged as collateral for a Series of Notes will satisfy the applicable Eligibility Criteria set forth in, or to be set forth in, Schedule I to the Series Supplement establishing such Series.

(b) Organization and Good Standing. The Seller is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware and has, in all material respects, full power and authority to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement.
(c) Due Obligation. The Seller is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements) and has obtained all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would (i) render any Receivable unenforceable by the Seller, HARC or the Trust and (ii) have a material adverse effect on the Noteholders.
(d) Due Authorization. The execution, delivery and performance of this Agreement and any other document or instrument delivered pursuant hereto (such other documents and instruments, including, but not limited to, the Receivables Purchase Agreement Supplement collectively, the "Conveyance Papers") and the consummation of the transactions provided for in this Agreement or any other Conveyance Papers have been duly authorized by all necessary corporate action on the part of the Seller.

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(e)  No Conflict.  The execution and delivery of this
Agreement and the Conveyance Papers, the performance of the transactions contemplated by this Agreement and the Conveyance Papers, and the fulfillment of the terms of this Agreement and the Conveyance Papers applicable to the Seller will not conflict with, violate or result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Seller is a party or by which it or any of its properties are bound.
(f) No Violation. The execution, delivery and performance of this Agreement and the Conveyance Papers and the fulfillment of the terms contemplated herein and therein applicable to the Seller will not conflict with or violate any requirements of law applicable to the Seller.
(g) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Seller, threatened against the Seller, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement or the Conveyance Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the Conveyance Papers,
(iii) seeking any determination or ruling that, in the reasonable judgment of the Seller, would materially and adversely affect the performance by the Seller of its obligations under this Agreement or the Conveyance Papers,
(iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or the Conveyance Papers or
(v) seeking to affect adversely the income tax attributes of the Trust under United States Federal, Nevada or California income tax systems.
(h) All Consents. All authorizations, consents, orders, approvals, registrations or declarations with, or of, any Governmental Authority required to be obtained, effected or given by the Seller in connection with the execution and delivery by the Seller of this Agreement or the Conveyance Papers and the performance of the transactions contemplated by this Agreement or the Conveyance Papers by the Seller have been duly obtained, effected or given and are in full force and effect.
          SECTION 3.2    Representations and Warranties of HARC

 .   HARC makes the following representations and warranties,
on  which  Seller relies in selling, assigning, transferring
and   conveying  the  Receivables  and  the  Other  Conveyed
Property to HARC hereunder. Such representations are made as of the execution and delivery of this Agreement and as to Receivables and Other Conveyed Property conveyed thereunder, as of the execution and delivery of each Receivables Purchase Agreement Supplement, but shall survive the sale, transfer and assignment of the Receivables and the Other Conveyed Property hereunder and the sale, transfer and assignment thereof by HARC to the Issuer under the Master Sale and Servicing Agreement.

          (a) Organization and Good Standing. HARC is a corporation duly organized and validly existing under the laws of the
State  of  Nevada  and has, in all material  respects,  full power  and  authority to own its properties and conduct  its business  as  such properties are presently owned  and  such business is presently conducted and to execute, deliver  and
perform  its  obligations  under  this  Agreement  and   the
Conveyance Papers.

(b) Due Authorization. The execution and delivery of this Agreement and the Conveyance Papers and the consummation of the transactions provided for in this Agreement and the Conveyance Papers have been duly authorized by HARC by all necessary corporate action on the part of HARC .

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(c)  No Conflict.  The execution and delivery of this
Agreement and the Conveyance Papers, the performance of the transactions contemplated by this Agreement and the Conveyance Papers, and the fulfillment of the terms hereof and thereof, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which HARC is a party or by which it or its properties is bound.
(d) No Violation. The execution, delivery and performance of this Agreement and the Conveyance Papers by HARC and the fulfillment of the terms contemplated herein and therein applicable to HARC will not conflict with or violate any requirements of law applicable to HARC.
(e) No Proceeding. There are no proceedings or investigations pending or, to the best knowledge of HARC, threatened against HARC, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement or the Conveyance Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the Conveyance Papers, (iii) seeking any determination or ruling that, in the reasonable judgment of HARC, would materially and adversely affect the performance by HARC of its obligations under this Agreement or the Conveyance Papers or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or the Conveyance Papers.
(f) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by HARC in connection with the execution and delivery by HARC of this Agreement and the Conveyance Papers and the performance of the transactions contemplated by this Agreement and the Conveyance Papers or the fulfillment of the terms of this Agreement and the Conveyance Papers by HARC have been duly obtained.
          In the event of any breach of a representation and warranty made by HARC hereunder, Seller covenants and agrees that it will not take any action to pursue any remedy that it may have hereunder, in law, in equity or otherwise, until a year and a day have passed since the date on which all Notes and Certificates issued by the Trust, have been paid in full. Seller and HARC agree that damages will not be an adequate remedy for such breach and that this covenant may be specifically enforced by HARC, Issuer or by the Indenture Trustee on behalf of the Noteholders and Owner Trustee on behalf of the Certificateholders. Seller agrees that with respect to its obligations in connection with a Repurchase Event it will exercise no rights of offset with respect to any claims it may have against HARC.

                         ARTICLE IV

                     COVENANTS OF SELLER

          SECTION 4.1    Seller's Covenants

 .  Seller hereby covenants and agrees with HARC as follows:
          (a) Receivables Not To Be Evidenced by Promissory Notes. Seller will take no action to cause any Receivable to be evidenced by any instrument (as defined in the UCC).

(b) Security Interests. Except for the conveyances hereunder or as otherwise provide herein, Seller will not sell, pledge, assign or transfer to any other Person, or take any other action inconsistent with HARC's ownership of the Receivables or grant, create, incur, assume or suffer to exist any Lien on any Receivable, whether now existing or hereafter created, or any interest therein, and Seller shall not claim any ownership interest in the Receivables and shall defend the right, title and interest of HARC in and to the Receivables, whether now existing or hereafter created, against all claims of third parties claiming through or under Seller.

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(c)  Security's Interest.  Except for the conveyances
hereunder and in connection with any transaction permitted pursuant to Section 6.6, Seller hereby agrees not to transfer, assign, exchange or otherwise convey or pledge, hypothecate or otherwise grant a security interest in the Receivables and any such attempted transfer, assignment, exchange, conveyance, pledge, hypothecation or grant shall be void.
(d) Delivery of Collections or Recoveries. In the event that Seller receives collections or recoveries with respect to the Receivables, Seller agrees to pay to HARC (or to the Master Servicer if HARC so directs) all such collections and recoveries to the extent such amounts are payable to HARC as soon as practicable after receipt thereof.
(e) Notice of Liens. The Seller shall notify HARC promptly after becoming aware of any Lien on any Receivable other than the conveyances hereunder.
(f) Documentation of Transfer. The Seller shall undertake to file the documents which would be necessary to perfect and maintain the transfer of the security interest in and to the Receivables and Other Conveyed Assets.
(g) Approval of Office Records. Seller shall cause this Agreement to be duly approved by Seller's Board of Directors, and Seller shall maintain the Agreement as a part of the official records of Seller for the term of the Agreement.
                          ARTICLE V

                         REPURCHASES

          SECTION 5.1    Repurchase of Receivables Upon Breach of
Warranty

 .   Upon the occurrence of a Repurchase Event, Seller shall,
unless the breach which is the subject of such Repurchase Event shall have been cured in all material respects, repurchase the Receivable relating thereto from the Issuer by the last day of the first full calendar month following the discovery of such breach by the Seller or receipt by the Seller of notice of such breach from any of the Master Servicer, HARC, a Trust Officer of the Indenture Trustee or the Owner Trustee and, simultaneously with the repurchase of the Receivable, Seller shall deposit the Repurchase Amount
in   full,  without  deduction  or  offset,  in  the  Master
Collection Account, pursuant to Section 3.2 of the Master Sale and Servicing Agreement. It is understood and agreed that, except as set forth in Section 6.1 hereof, the obligation of Seller to repurchase any Receivable, as to which a breach occurred and is continuing, shall, if such obligation is fulfilled, constitute the sole remedy against Seller for such breach available to HARC, the Issuer, the Noteholders, the Certificateholders, the Indenture Trustee, on behalf of the Noteholders or the Owner Trustee on behalf of Certificateholders. The provisions of this Section 5.1 are intended to grant the Indenture Trustee or the Issuer a direct right against Seller to demand performance hereunder, and in connection therewith, Seller waives any requirement of prior demand against HARC with respect to such repurchase
obligation.   Any such repurchase shall take  place  in  the
manner specified in Section 3.2 of the Master Sale and Servicing Agreement. Notwithstanding any other provision of this Agreement or the Master Sale and Servicing Agreement to the contrary, the obligation of Seller under this Section shall not terminate upon a termination of Household Finance Corporation as Master Servicer under the Master Sale and Servicing Agreement and shall be performed in accordance with the terms hereof notwithstanding the failure of the Master Servicer or HARC to perform any of their respective obligations with respect to such Receivable under the Master Sale and Servicing Agreement.

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          SECTION 5.2    Reassignment of Repurchased Receivables

 .   Upon  deposit  in the Master Collection Account  of  the
Repurchase Amount of any Receivable repurchased by Seller under Section 5.1 hereof, HARC and the Issuer shall take such steps as may be reasonably requested by Seller in order to assign to Seller all of HARC's and the Issuer's right, title and interest in and to such Receivable and all security  and  documents  and all  Other  Conveyed  Property conveyed to HARC and the Issuer directly relating thereto, without recourse, representation or warranty, except as to the absence of liens, charges or encumbrances created by or
arising as a result of actions of HARC or the Issuer.   Such
assignment shall be a sale and assignment outright, and  not
for   security.   If,  following  the  reassignment   of   a
Repurchased Receivable, in any enforcement suit or legal proceeding, it is held that Seller may not enforce any such Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce the Receivable, HARC and the Issuer shall, at the expense of Seller, take such steps as Seller deems reasonably necessary to enforce the Receivable, including bringing suit in HARC's or in the Issuer's name.

          SECTION 5.3    Waivers

 . No failure or delay on the part of HARC, or the Issuer as assignee of HARC, in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or future exercise thereof or the exercise of any other power, right or remedy.

                         ARTICLE VI

                        MISCELLANEOUS

          SECTION 6.1    Liability of Seller

 . Seller shall be liable in accordance herewith only to the extent of the obligations in this Agreement specifically undertaken by Seller and the representations and warranties of Seller.

          SECTION 6.2    Amendment

 . This Agreement and any Conveyance Papers and the rights and obligations of the parties hereunder may not be changed orally, but only by an instrument in writing signed by HARC and the Seller in accordance with this Section 6.2. This Agreement and any Conveyance Papers may be amended from time to time by HARC and the Seller, provided that HARC provides to the Seller (a) an Officer's Certificate to the effect that HARC reasonably believes that such amendment will not have an adverse effect upon the interest of the Noteholders or Certificateholders and (b) an Opinion of Counsel addressed and delivered to the Seller, dated the date of such amendment, to the effect that the conditions precedent to any such amendment have been satisfied.
          SECTION 6.3    GOVERNING LAW

 .  THIS AGREEMENT AND THE CONVEYANCE PAPERS SHALL BE
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW
YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS,
AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES
HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
          SECTION 6.4    Notices

 . All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to (a) in the case of the Seller, 11452 El Camino Real, San Diego, CA. 94123, Attention: Chief Operating Officer, with a copy to 2700 Sanders Road, Prospect Heights, Illinois 60070 Attention: Director-- Asset Securitization, (b) in the case of HARC, 1111 Town Center Drive, Las Vegas, Nevada 89134 Attention: Compliance Officer, with a copy to 2700 Sanders Road, Prospect Heights, Illinois 60070, Attention: Treasurer; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

          SECTION 6.5    Severability of Provisions

 . If any one or more of the covenants, agreements, provisions, or terms of this Agreement or Conveyance Paper shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, and terms of this Agreement or any Conveyance
Paper and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of any Conveyance Paper.
          SECTION 6.6    Assignment

 . Notwithstanding anything to the contrary contained herein, other than HARC's assignment of its rights, title, and interests in, to, and under this Agreement to the Indenture Trustee for the benefit of the Noteholders, as contemplated by the Master Sale and Servicing Agreement and
Section 6.6 hereof, the Receivables, the Other Conveyed
Property, this Agreement and all other Conveyance Papers may not be assigned by the parties hereto; provided, however, that Seller shall have the right to assign its rights, title and interests, in to and under this Agreement to (i) any successor by merger or consolidation, or any Person which acquires by conveyance, transfer or sale the properties and assets of Seller (ii) any Affiliate owned directly or indirectly by Household International, Inc. or (iii) to any entity provided that the Rating Agency has advised HARC and Seller that the Rating Agency Condition has been satisfied.
The right granted in the foregoing proviso is subject to the further condition that any such successor or other Person shall expressly assume by written agreement, in form and substance satisfactory to HARC, the obligations of Seller hereunder and under the Conveyance Papers.
          SECTION 6.7    Acknowledgment and Agreement of each Seller

 . By execution below, the Seller expressly acknowledges and agrees that all of HARC's right, title, and interest in, to, and under this Agreement, including, without limitation, all of HARC's right title, and interest in and to the Receivables purchased pursuant to this Agreement, shall be assigned by HARC to the Issuer and by the Issuer to the Indenture Trustee for the benefit of the Noteholders, and Seller consents to such assignment. Additionally, Seller agrees for the benefit of the Indenture Trustee that any amounts payable by Seller to HARC hereunder which are to be paid by HARC to the Indenture Trustee for the benefit of the Noteholders shall be paid by Seller, on behalf of HARC, directly to the Indenture Trustee. Any payment required to be made on or before a specified date in same-day funds may be made on the prior business day in next-day funds.
          SECTION 6.8    Further Assurances

 . HARC and Seller agree to do and perform, from time to time, any and all acts and to execute any and further instruments required or reasonably requested by the other party more fully to effect the purposes of this Agreement and the Conveyance Papers, including, without limitation, the execution of any financing statements or continuation statements or equivalent documents relating to the Receivables for filing under the provisions of the UCC or other law of any applicable jurisdiction.
          SECTION 6.9    No Waiver; Cumulative Remedies

 . No failure to exercise and no delay in exercising, on the part of HARC or Seller, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

          SECTION 6.10   Counterparts

 . This Agreement and all Conveyance Papers may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.
          SECTION 6.11   Binding Effect; Third-Party Beneficiaries

 . This Agreement and the Conveyance Papers will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Each of the Indenture Trustee and the Issuer shall be considered a third-party beneficiary of this Agreement.
          SECTION 6.12   Merger and Integration

 . Except as specifically stated otherwise herein, this Agreement and the Conveyance Papers set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the Conveyance Papers.
This Agreement and the Conveyance Papers may not be modified, amended, waived or supplemented except as provided herein.
          SECTION 6.13   Heading

 . The headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.
          SECTION 6.14   Schedules and Exhibits

 . The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.
          SECTION 6.15   Survival of Representations and Warranties

 . All representations, warranties and agreements contained in this Agreement or contained in any Conveyance Paper, shall remain operative and in full force and effect and shall survive conveyance of the Receivables by HARC to the Issuer pursuant to the Master Sale and Servicing Agreement.
          SECTION 6.16   Nonpetition Covenant

 .   Until  the  date  which is one year and  one  day  after
payment in full of all the Notes of all Series, neither HARC nor Seller shall petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against HARC, Seller or the Issuer under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of HARC, Seller or the Issuer or any substantial part of their respective properties, or ordering the winding up or liquidation of the affairs of HARC, Seller or the Issuer.
This   provision  shall  survive  the  termination  of  this
Agreement.

                  [Signature Page Follows]

          IN WITNESS WHEREOF, the parties have caused this Master Purchase Agreement to be duly executed by their respective officers as of the day and year first above written.

                          HOUSEHOLD AUTOMOTIVE FINANCE
                          CORPORATION,
                           as Seller


                          By: /s/ Timothy R. Condon
                           Name: Timothy R. Condon
                           Title: Executive Vice President
                                  & Chief Financial Officer
                          HOUSEHOLD AUTO RECEIVABLES
                          CORPORATION,
                           as Purchaser

                          By: /s/ Steven H. Smith
                           Name: Steven H. Smith
                           Title: Vice Present and
                                  Assistant Treasurer

 [Signature Page for Master Receivables Purchase Agreement]

                                                   EXHIBIT A

      FORM OF RECEIVABLES PURCHASE AGREEMENT SUPPLEMENT


          Transfer No. of Receivables, dated as of ___________________, pursuant to a Master Receivables Purchase Agreement (the "Purchase Agreement") dated as of August 28, 2000, between Household Automotive Finance Corporation, a Delaware corporation (the "Seller") and Household Auto Receivables Corporation, a Nevada corporation ("HARC").

                    W I T N E S S E T H :

          WHEREAS pursuant to the Purchase Agreement, the Seller wishes to convey Receivables and Other Conveyed
Property to HARC; and

          WHEREAS, HARC is willing to accept such conveyance subject to the terms and conditions hereof.

          NOW, THEREFORE, the Seller and HARC hereby agree as follows:

          1. Defined Terms. Capitalized terms used herein shall have the meanings ascribed to them in the Purchase Agreement unless otherwise defined herein.

          "Cutoff Date" shall mean with respect to the Receivables conveyed hereby, ___________________, 200_.

          "Purchase Date" shall mean with respect to the Receivables conveyed hereby, ___________________, 200_.

          "Purchase Price" shall mean 100% of the Principal Balance of the Receivables on the books and records of the Seller, plus the present value of anticipated excess spread on such Receivables, discounted to take into account any uncertainty as to future performance matching historical performance, servicing fees, delinquencies, paydown rates, yield and such other factors as may be mutually agreed upon by Seller and HARC.

          2. Schedule of Receivables. Annexed as Schedule A hereto is a computer tape which reflects the Receivables that constitute the Receivables to be conveyed pursuant to this Agreement on the Purchase Date.

3. Conveyance of Receivables. In consideration of HARC's delivery to or upon the order of the Seller of the Purchase
Price, the Seller does hereby sell, transfer, assign, set over and otherwise convey to HARC, without recourse (except as expressly provided in the Purchase Agreement), all right, title and interest of the Seller in and to:
          (i) each and every Receivable listed on Schedule A hereto and all monies paid or payable thereon or in respect thereof on or after the related Cutoff Date (including amounts due on or before the related Cutoff Date but received by the Seller on or after such date);

(ii) the security interests in the related Financed Vehicles granted by Obligors pursuant to such Receivables and any other interest of the Seller in such Financed Vehicles;
(iii) all rights of the Seller against Dealers pursuant to Dealer Agreements or Dealer Assignments related to such Receivables;
(iv) any proceeds and the right to receive proceeds with respect to such Receivables repurchased by a Dealer, pursuant to a Dealer Agreement, as a result of a breach of representation or warranty in the related Dealer Agreement;
(v) all rights of Seller under any Service Contracts on the related Financed Vehicles;

(vi) any proceeds and the right to receive proceeds with respect to the related Receivables from claims on any physical damage, loss, credit life or disability insurance policies, if any, covering Financed Vehicles or Obligors, including rebates of insurance premiums relating to the Receivables and any proceeds from the liquidation of such Receivables;
(vii) all items contained in the Receivables Files with respect to such Receivables and any and all other documents that Seller or Master Servicer keeps on file in accordance with its customary procedures relating to the related Receivables, or the related Financed Vehicles or Obligor;
(viii) property (including the right to receive future Net Liquidation Proceeds) that secures each related Receivable and that has been acquired by or on behalf of HARC pursuant to liquidation of such Receivable;
(ix) all present and future claims, demands, causes and chooses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

          4.   Representations and Warranties of the Seller.  As of
the   Purchase   Date,   the   Seller   hereby   makes   the
representations and warranties to HARC that are set forth in
Section 3.1 of the Purchase Agreement with respect to the Conveyance effected hereby to the same extent as if set forth in full herein.

5. Representations and Warranties of HARC. As of the Purchase Date, HARC hereby makes the representations and warranties to the Seller that are set forth in Section 3.2 of the Purchase Agreement with respect to the Conveyance effected hereby to the same extent as if set forth in full herein.
          In the event of any breach of a representation and warranty made by HARC hereunder, Seller covenants and agrees that it will not take any action to pursue any remedy that it may have hereunder, in law, in equity or otherwise, until a year and a day have passed since the date on which all Notes and Certificates issued by the Trust have been paid in full. Seller and HARC agree that damages will not be an adequate remedy for such breach and that this covenant may be specifically enforced by HARC, Issuer or by the Indenture Trustee on behalf of the Noteholders and Owner Trustee on behalf of the Certificateholders.

          6.   Conditions Precedent.  The obligation of HARC to
acquire  the  Receivables  hereunder  is  subject   to   the
satisfaction, on or prior to the Purchase Date, of the following conditions precedent:

          (a) Representations and Warranties. Each of the representations and warranties made by the Seller in Section
4 of this Agreement and in Section 3.1 of the Master Receivables Purchase Agreement shall be true and correct as of the date of this Agreement and as of the Purchase Date.

(b)       Additional Information.  The Seller shall have
delivered to HARC such information as was reasonably
requested by HARC to satisfy itself as to (i) the accuracy
of the representations and warranties set forth in Section 4 of this Agreement and in Section 3.1 of the Master
Receivables Purchase Agreement and (ii) the satisfaction of
the conditions set forth in this Section.
          7. Ratification of Agreement. As supplemented by this Agreement, the Master Receivables Purchase Agreement is in
all   respects  ratified  and  confirmed  and   the   Master
Receivables Purchase Agreement as so supplemented by this Agreement shall be read, taken and construed as one and the same instrument.

8. Counterparts. This Agreement may be executed in two or more counterparts (and by different parties in separate counterparts), each of which shall be an original but all of which together shall constitute one and the same instrument.
9. Conveyance of the Receivables and the Other Conveyed Property to the Issuer. Seller acknowledges that HARC intends, pursuant to the Master Sale and Servicing Agreement, to convey the Receivables and the Other Conveyed Property, together with its rights under this Agreement, to the Issuer on the Transfer Date. Seller acknowledges and consents to such conveyance and pledge and waives any further notice thereof and covenants and agrees that the representations and warranties of Seller contained in this Agreement and the rights of HARC hereunder are intended to benefit the Issuer, the Owner Trustee, the Noteholders and the Certificateholders. In furtherance of the foregoing, Seller covenants and agrees to perform its duties and obligations hereunder, in accordance with the terms hereof for the benefit of the Issuer, the Owner Trustee, the Indenture Trustee and the Noteholders and that, notwithstanding anything to the contrary in this Agreement, Seller shall be directly liable to the Issuer, the Owner Trustee, the Indenture Trustee and the Noteholders (notwithstanding any failure by the Master Servicer or HARC to perform their respective duties and obligations hereunder or under Basic Documents) and that the Indenture Trustee may enforce the duties and obligations of Seller under this Agreement against Seller for the benefit of the Noteholders and the Owner Trustee.
10. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
          IN WITNESS WHEREOF, the Seller and HARC have caused this Purchase Agreement to be duly executed and delivered by their respective duly authorized officers as of day and the year first above written.



                          HOUSEHOLD AUTOMOTIVE FINANCE
                          CORPORATION,
                           as Seller


                          By:
                           Name:
                           Title:


                          HOUSEHOLD AUTO RECEIVABLES
                          CORPORATION,
                           as Purchaser


                          By:
                           Name:
                           Title:
                         SCHEDULE A

                   SCHEDULE OF RECEIVABLES

                       (COMPUTER TAPE)